UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2024

Astera Labs, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-736297	82-3437062
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2901 Tasman Drive, Suite 205
Santa Clara, CA 95054
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (408) 337-9056
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALAB	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other events.

In connection with the initial public offering (the “IPO”) of common stock of Astera Labs, Inc. (the “Company”), each of the Company’s officers, directors, and holders of substantially all of the Company’s common stock and securities exercisable for or convertible into common stock entered into lock-up agreements (the “Lock-Up Agreements”) with the underwriters for the IPO that restrict such holder’s ability to sell or transfer their shares or otherwise engage in certain transactions related thereto for a period ending on the earlier of (i) the opening of trading on the second trading day immediately following the Company’s release of earnings quarter ending June 30, 2024 and (ii) 180 days after March 19, 2024 (such period, the “Lock-Up Period”), subject to certain exceptions.

The Lock-Up Agreements provide that the Lock-Up Period will terminate on the second trading date following the date the Company announces its earnings for the quarter ended March 31, 2024 (the “Initial Earnings Release Date”) with respect to 20% of eligible securities owned by certain of the Company’s employees as of February 15, 2024 (the “Early Release Shares”) if the closing price of the Company’s common stock is at least 25% greater than the IPO price per share of the Company’s common stock for any 5 out of the 10 consecutive trading days ending on, and including, the Initial Earnings Release Date (the “Early Release Condition”).

On April 30, 2024, the Early Release Condition was satisfied, and the Company has announced that the Initial Earnings Release Date will occur on May 7, 2024 when the Company releases its financial results for the first quarter 2024 after the close of market. Accordingly, pursuant to the Lock-Up Agreements, the Lock-Up Period will terminate with respect to the Early Release Shares, and such shares will become eligible for immediate sale in the public market, at the open of trading on May 9, 2024, the second trading day following the Initial Earnings Release Date, subject to restrictions under the Securities Act of 1933, as amended, including Rule 144 and Rule 701, and restrictions under the Company’s insider trading policy.

The lock-up restrictions will continue to apply with respect to all remaining shares subject to the Lock-Up Agreements, including the remainder of the shares held by the Company's employees that are not Early Release Shares, for the remainder of the Lock-Up Period.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

104	Cover Page Interactive Data File (Cover page XBRL tags are embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: May 03, 2024	Astera Labs, Inc.

By: /s/ Michael Tate
Name: Michael Tate
Title: Chief Financial Officer